Exhibit 99.1

FOR IMMEDIATE RELEASE
Contacts:
Valley National Bancorp	The Westchester Bank Holding Corporation
Michael D. Hagedorn	John M. Tolomer
Senior Executive Vice President and	President and
Chief Financial Officer	Chief Executive Officer
(973) 872-4885	(914) 509-8584

VALLEY NATIONAL BANCORP EXPANDS INTO DYNAMIC WESTCHESTER COUNTY, NY MARKET WITH ACQUISITION OF HIGH-PERFORMING WESTCHESTER BANK HOLDING CORPORATION

NEW YORK, N.Y., and WHITE PLAINS, N.Y. – Tuesday, June 29, 2021 –Valley National Bancorp (“Valley”) (NASDAQ:VLY) and The Westchester Bank Holding Corporation (“Westchester”) announced today that they have entered into a definitive merger agreement whereby Valley will acquire Westchester, parent company of The Westchester Bank. The acquisition of this high-performing commercial bank will provide Valley a physical footprint and additional commercial lending expertise in the demographically attractive Westchester County (NY) market.

Westchester is the largest independent commercially focused bank headquartered in Westchester County with total assets of $1.3 billion, total loans of over $0.9 billion, and total deposits above $1.1 billion across its seven branch network as of March 31, 2021. Westchester has consistently produced returns on average assets above 1.25% supported by a robust net interest margin, and an efficiency ratio below 50%. This acquisition will supplement Valley’s existing Westchester County lending operations, and add a strong low-cost core funding base in the market.

Under the terms of the merger agreement, the stockholders of Westchester will receive 229.645 shares of Valley common stock for each share of Westchester common stock they own. Based on Valley’s closing stock price on June 28, 2021, Westchester’s stockholders will receive approximately $210 million in Valley common stock. Existing Westchester options will be cashed out for approximately $10 million in cash.

This strategically compelling acquisition fills in a geographic gap within Valley’s metro New York franchise, and will meaningfully enhance Valley’s presence and growth opportunities within the densely populated, affluent, and commercially active Westchester County market. This acquisition is also expected to be approximately 1% accretive to Valley’s earnings, and neutral to Valley’s pro forma tangible book value and capital ratios at close.

Ira Robbins, Valley’s Chairman, President & CEO commented that, “Under John Tolomer’s leadership, Westchester has evolved into a high-performing and growth-oriented commercial bank in a desirable market. Westchester’s conservative credit culture and high-touch approach to commercial banking align extremely well with Valley’s own value proposition.” He also stated, “We look forward to having John and his team join Valley where they will continue to drive growth in the Westchester County market that they know so well. The ability to offer Valley’s comprehensive suite of financial solutions to Westchester’s commercial customers, along with the support of our larger balance sheet and significant capital resources, should drive meaningful growth for Valley in the Westchester County market. We are excited to support John and his team in the next evolution of their company as a part of the Valley family.”

John Tolomer, President & CEO of Westchester said, “We are thrilled about our new partnership with Valley and the opportunities for growth that it will provide for our employees and customers. The infrastructure and culture that has been built at Valley over the past few years will enable our customers to access a robust product offering while still receiving access to the local decision making and exceptional service they have become accustomed to at The Westchester Bank.” Following the closing, Mr. Tolomer will join Valley as Market President leading Valley’s Westchester County efforts.

On a pro-forma basis as of March 31, 2021, the combined company’s balance sheet would have $43 billion of assets, and $34 billion of each loans and deposits. The addition of Westchester’s seven branches will bring Valley’s branch count to 233 comprised of 131 in New Jersey, 45 in New York, 41 in Florida, and 16 in Alabama. Valley has a track record of successfully integrating acquisitions in a way that minimizes customer disruption and delivers profitable growth while maintaining strong credit metrics and a well-capitalized balance sheet. Integration risk in the transaction is mitigated by Westchester’s relative size and Valley’s familiarity with the Westchester market, where pre-acquisition loan balances are already over $425 million. The transaction should not disrupt Valley’s internal initiatives, organic growth efforts across its footprint, or the consideration of other strategic opportunities.

The acquisition is expected to close in the fourth quarter of 2021, subject to standard regulatory approvals, approval of Westchester stockholders, as well as other customary conditions. An investor presentation with additional information about the transaction can be found on Valley’s website at www.valley.com.

Covington & Burling LLP acted as legal counsel to Valley. Raymond James & Associates, Inc. served as financial advisor to Westchester, and Goodwin Procter LLP served as its legal counsel.

About Valley

As the principal subsidiary of Valley National Bancorp, Valley National Bank is a regional bank with approximately $41 billion in assets as of March 31, 2021. Valley is committed to giving people and businesses the power to succeed. Valley operates many convenient branch locations across New Jersey, New York, Florida and Alabama, and is committed to providing the most convenient service, the latest innovations and an experienced and knowledgeable team dedicated to meeting customer needs. Helping communities grow and prosper is the heart of Valley’s corporate citizenship philosophy. To learn more about Valley, go to www.valley.com or call our Customer Care Center at 800-522-4100.

About Westchester

The Westchester Bank Holding Corporation is the holding company for The Westchester Bank, a New York state chartered bank offering a full range of commercial loan and deposit products. The Westchester Bank is dedicated to providing exceptional personal service to its business customers aligning with its core operating principle of “Banking Made Personal”. Westchester currently operates its main office and seven full-service branches in Westchester County, New York. For additional information about Westchester, please visit www.thewestchesterbank.com.

Important Information and Where to Find It

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by Valley National Bancorp (“Valley”) of The Westchester Bank Holding Corporation (“Westchester”). No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction, Valley will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Westchester and a prospectus of Valley (the “Proxy Statement/Prospectus”), and Valley may file with the SEC other relevant documents concerning the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Westchester. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY VALLEY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, WESTCHESTER AND THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Valley, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by Valley. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at www.valley.com under the heading “Investor Relations.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, at Valley’s website at http://ir.valleynationalbank.com or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800, or by directing a request to The Westchester Bank Holding Corporation, 12 Water Street, White Plains, New York 10601.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Valley or Westchester. However, Valley, Westchester and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Westchester in respect of the proposed transaction. Information about Valley’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 8, 2021, and other documents filed by Valley with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward Looking Statements

This communication contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations, including the potential effects of the COVID-19 pandemic on Valley’s businesses and financial results and conditions. Forward-looking statements include, without limitation, statements relating to the impact Valley and Westchester expect the proposed merger to have on the combined entity’s operations, financial condition, and financial results, and Valley’s and Westchester’s expectations about the ability to successfully integrate their respective businesses and the amount of cost savings and overall operational efficiencies Valley and Westchester expect to realize as a result of the proposed acquisition. These statements may be identified by such forward looking terminology as “ should,”“ expect,”“ believe,”“ view,”“ opportunity,”“ allow,”“ continues,”“ reflects,”“ typically,”“ usually,”“ or similar statements or variations of such terms Such forward looking statements involve certain risks and uncertainties. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Valley and Westchester) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, but are not limited to: the possibility that the proposed acquisition does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the delay in or failure to close for any other reason; the outcome of any legal proceedings that may be instituted against Valley or Westchester; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement providing for the merger; the risk that the businesses of Valley and Westchester will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the proposed acquisition may not be fully realized or may take longer to realize than expected; changes in the estimates of non-recurring charges; disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Valley or Westchester have business relationships; the reaction to the proposed transaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Valley, Westchester and the proposed transaction; the continued impact of COVID-19 on the U.S. and global economies, including business disruptions, reductions in employment and an increase in business failures, specifically among Valley’s clients; the continued impact of COVID-19 on Valley’s employees and Valley’s ability to provide services to Valley’s customers and respond to their needs as more cases of COVID-19 may arise in Valley’s primary markets; potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of Valley’s participation in and execution of government programs related to the COVID-19 pandemic or as a result of Valley’s actions in response to, or failure to implement or effectively implement, federal, state and local laws, rules or executive orders requiring that Valley grants forbearances or not act to collect Valley’s loans; the impact of forbearances or deferrals Valley is required or agree to as a result of customer requests and/or government actions, including, but not limited to Valley’s potential inability to recover fully deferred payments from the borrower or the collateral; the risks related to the discontinuation of the London Interbank Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies;

damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida and Alabama, as well as an unexpected decline in commercial real estate values within Valley’s market areas; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in Valley’s allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in Valley’s loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower cost funding sources within Valley’s deposit base, including Valley’s inability to achieve deposit retention targets under Valley’s branch transformation strategy; cyber attacks, computer viruses or other malware that may breach the security of Valley’s websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage Valley’s systems; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank (FRB), the Consumer Financial Protection Bureau (CFPB), and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase Valley’s allowance for credit losses, write down assets, reimburse customers, change the way Valley does business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in Valley’s capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on Valley’s business caused by severe weather, the COVID-19 pandemic or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; and the failure of other financial institutions with whom Valley has trading, clearing, counterparty and other financial relationships; and other factors, many of which are beyond the control of us and Westchester. A detailed discussion of factors that could affect Valley’s results is included in Valley’s SEC filings, including the “Risk Factors” section of Valley’s Annual Report on Form 10-K for the year ended December 31, 2020 and any updates to those risk factors set forth in Valley’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Valley with the SEC and are available on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Valley and Westchester undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as specifically required by law.